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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 28, 2003

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-32717               13-4134098
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(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

         3 Times Square, New York, New York                    10036
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     (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 28, 2003, Instinet Group Incorporated ("Instinet") issued a press release announcing a reduction of its global workforce as part of its continuing cost reduction effort. Instinet expects that these reductions will result in an estimated $20 million reduction in its operating costs on an annualized basis. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Number   Description
         ------   -----------

         99.1 Press Release of Instinet Group Incorporated issued March 28, 2003: Instinet Announces Additional Cost Reductions


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                           INSTINET GROUP INCORPORATED
                                                             Registrant



Date: March 28, 2003
                                                 By:   /s/ John F. Fay
                                                     -------------------------
                                                       John F. Fay
                                                       Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

99.1 Press Release of Instinet Group Incorporated issued March 28, 2003: Instinet Announces Additional Cost Reductions








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